Exhibit 10.1

William Lyon Homes, Inc.

Loan No. 906-0100

AGREEMENT FOR FIRST MODIFICATION OF AMENDED AND RESTATED LOAN AGREEMENT,

DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

This Agreement for First Modification of Amended and Restated Loan Agreement, Deeds of Trust and Other Loan Instruments (this “Modification” or “First Modification”) is made as of December 5, 2008 by and between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”) and GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States (“Lender”), and effective upon recordation of the Memorandum (as defined below) against each Deed of Trust (as defined below) encumbering each Property, subject to Section 2 of this Modification, with reference to the following facts:

A. Borrower and Lender entered into an Amended and Restated Master Loan Agreement dated as of January 28, 2008 (the “Loan Agreement”), which provides for a loan of FIFTY MILLION DOLLARS ($50,000,000.00) (the “Loan”) to Borrower on the terms and conditions specified therein. The Loan is evidenced and secured by a revolving promissory note and other loan instruments (collectively, the “Loan Instruments”). Upon full execution, this Modification shall constitute one of the Loan Instruments. All defined terms used in this Modification shall have the meanings ascribed to them in the Loan Agreement unless the context requires otherwise.

B. At Borrower’s request, Lender has agreed to modify one or more of the Loan Instruments, as herein provided.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the parties hereby agree as follows:

1. Modifications. The Loan Instruments specified in Exhibit “A” attached hereto and incorporated herein by this reference are modified as set forth therein, effective upon timely satisfaction of the conditions set forth in Section 2 below. As used in this Modification and the attached Exhibit “A,” the term “Deeds of Trust” refers to the Construction Deeds of Trust (With Security Agreement, Fixture Filing and Assignment of Rents and Leases) each executed by Borrower for the benefit of Lender:

(1) (1132) a certain Deed of Trust dated February 9, 2004 and recorded in the Official Records of Clark County, Nevada, on February 27, 2004 as Instrument No. 2004-0227-04201;

as modified by a Memorandum of Seventh Modification of Deeds of Trust and Other Loan Instruments dated October 6, 2004 and recorded in the Official Records of:

(aa)	Clark County, Nevada, on October 25, 2004, as Instrument No. 2004-1025-0003273;

(2) (1161) a certain Deed of Trust dated November 8, 2004 and recorded in the Official Records of Placer County, California, on December 30, 2004 as Instrument No. 2004-0175175;

as modified by a Memorandum of Eighth Modification of Deeds of Trust and Other Loan Instruments dated October 14, 2005 and recorded in the Official Records of:

(bb)	Clark County, Nevada, on January 18, 2006, as Instrument No. 2006-0118-0001686; and

(cc)	Placer County, California, on November 21, 2005, as Document No. 2005-0156045;

(3) (1187 & 1188) a certain Deed of Trust dated February 2, 2006 and recorded in the Official Records of Clark County, Nevada, on March 17, 2006 as Instrument No. 2006-0317-0003388;

as modified by a Memorandum of Ninth Modification of Deeds of Trust and Other Loan Instruments dated October 31, 2006 and recorded in the Official Records of:

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(ddd)	Clark County, Nevada, on December 5, 2006, as Instrument No. 2006-1205-0001692;

(eee)	Placer County, California, on December 7, 2006, as Document No. 2006-0131198-00;

as modified by a Memorandum of Tenth Modification of Deeds of Trust and Other Loan Instruments dated April 3, 2007 and recorded in the Official Records of:

(fff)	Clark County, Nevada, on June 19, 2007, as Instrument No. 2007-0619-0001338; and

(ggg)	Placer County, California, on June 19, 2007, as Document No. 2007-0061630-00;

(8) (1189) a certain Deed of Trust dated April 17, 2007 and recorded in the Official Records of San Bernardino County, California, on July 10, 2007 as Instrument No. 2007-0403960;

(9) (2360) a certain Deed of Trust dated June 20, 2007 and recorded in the Official Records of Los Angeles County, California, on July 9, 2007 as Instrument No. 2007-1620873;

(10) (1190) a certain Deed of Trust dated July 12, 2007 and recorded in the Official Records of Maricopa County, Arizona, on July 20, 2007 as Instrument No. 2007-0826703; and

as modified by a Memorandum of Modification of Deeds of Trust and Other Loan Instruments dated as of January 28, 2008 and recorded in the Official Records of:

(iii) Placer County, California, on March 19, 2008, as Instrument No. 2008-0021877;

(jjj) San Bernardino County, California, on March 19, 2008, as Instrument No. 2008-0120413;

(kkk) Los Angeles County, California, on March 19, 2008, as Instrument No. 2008-0467815;

(mmm) Maricopa County, Arizona, on March 19, 2008, as Instrument No. 2008-0241638; and

(hhh) Clark County, Nevada, on March 28, 2008, as Instrument No. 2008-0328-0001914.

(11) (1191) a certain Deed of Trust dated September 16, 2008 and recorded in the Official Records of Maricopa County, Arizona, on September 26, 2008 as Instrument No. 2008-0833940.

2. Conditions. The modifications of Section 1 above shall take effect only upon Borrower’s satisfaction, at its expense, of all of the following conditions not later than the date of this Modification:

(a) if required by Lender, delivery to Lender of one or more endorsements to the Title Policy (whether one or more) insuring the lien of the Deeds of Trust as may be required by Lender, all in form and of content acceptable to Lender, insuring that, except as set forth in this Modification, the priority of such lien is unaffected by the modifications set forth herein and that the Title Policy insuring the Deeds of Trust remains in full force and effect in the full amount of the Loan;

(b) if required by Lender, delivery to Lender of one or more duly executed recordable memorandums of this Modification (collectively, the “Memorandum”);

(c) satisfaction of such other conditions as may be set forth on Exhibit “B” attached hereto and incorporated herein by this reference, if any;

(d) if the Loan has been guarantied (or indemnities given) or if there are junior liens encumbering the property which is encumbered by the Deeds of Trust, delivery to Lender of duly executed

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consents to the modifications set forth in this Modification by the guarantor(s) and/or junior lienors, as applicable, as may be set forth in Exhibit “C” attached hereto or as may be attached to the Memorandum, each incorporated herein by this reference;

(e) Borrower has obtained the approval of, and Borrower hereby represents that it has obtained the approval of, any creditor of Borrower, Guarantor or any of their affiliates to the reduction in Guarantor’s Tangible Net Worth requirement and Lender’s waiver of the ratio of Guarantor’s total liabilities to Guarantor’s Tangible Net Worth effective for the quarters ending December 31, 2008 through December 31, 2009 pursuant to paragraphs B and C of “Additional Loan Covenants – Paragraph 15 of the Loan Agreement” of the Specific Loan Terms (as set forth below in Section 3(iii) of Exhibit “A” to this Modification). Borrower shall have provided Lender with satisfactory evidence of such approval by January 15, 2009, provided that such evidence shall not be required to be provided as a condition to the closing of this Modification; and

(f) Neither Borrower, Guarantor nor any of their affiliates (collectively, “Borrower Affiliates”) shall have entered into any agreement with an existing or future lender, where the subject loan has the effect of establishing financial covenants that are more restrictive on Borrower Affiliates or are otherwise more favorable to such lender (the “Additional Lender Rights”) than the financial covenants under the Loan Instruments, including without limitation, provisions relating to recourse liability and restrictive covenants; provided, however, the terms of any loan extended by Residential Funding Corporation (“RFC”) shall not be considered for purposes of the foregoing. Borrower hereby represents and warrants that no Borrower Affiliate has entered into any agreement with an existing or future lender, other than RFC, which provides for Additional Lender Rights.

3. Representations and Warranties. Borrower hereby represents and warrants that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Instruments; and all representations and warranties herein and in the other Loan Instruments are true and correct, which representations and warranties shall survive execution of this Modification. All parties who execute this Modification and any other documents required hereunder on behalf of Borrower represent and warrant that they have full power and authority to execute and deliver such documents, and that all such documents are enforceable in accordance with their terms. As of the date of this Modification, Borrower hereby acknowledges and agrees that it has no defenses, offsets or claims against Lender or the enforcement of the Loan Instruments and that Lender has not waived any of its rights or remedies under any such documents, except as expressly provided in this Modification.

4. No Impairment. Except as expressly provided herein, nothing in this Modification shall alter or affect any provision, condition or covenant contained in the Loan Instruments or affect or impair any of Lender’s rights, powers or remedies thereunder. It is the intent of the parties hereto that the provisions of the Loan Instruments shall continue in full force and effect except as expressly modified hereby.

5. Miscellaneous. This Modification and the other Loan Instruments shall be governed by and interpreted in accordance with the laws of the State of California, except as they may be preempted by federal law. In any action brought or arising out of this Modification or the Loan Instruments, Borrower, and, if applicable, the general partners, members and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Modification are for convenience only and shall be disregarded in interpreting the substantive provisions of this Modification. Time is of the essence of each term of the Loan Instruments, including this Modification. If any provision of this Modification or any of the other Loan Instruments shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. This Modification may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Modification.

6. Integration; Interpretation. The Loan Instruments, including this Modification, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Instruments shall not be modified except by written instrument executed by all parties. Any reference to the Loan Instruments in any of the Loan Instruments includes this Modification and any amendments, renewals or extensions approved by Lender hereunder.

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7. Set-Offs. Notwithstanding any provision of any Loan Document or applicable law to the contrary, including, without limitation, Section 12 of the Loan Agreement, in no event shall Lender, whether with or without demand or notice to Borrower, exercise any right to set-off and apply deposits (whether certificates of deposit, demand, general, savings, special, time, or other, and whether provisional or final) held by Lender for Borrower or any other liabilities or other obligations of Lender to Borrower against or to Borrower’s obligations with respect to the Loan. By its signature below, Lender hereby waives any right it may have to set-off and apply such deposits or other liabilities against or to Borrower’s obligations with respect to the Loan.

[Signature pages to follow.]

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IN WITNESS WHEREOF, this Agreement for First Modification of Amended and Restated Loan Agreement, Deeds of Trust and Other Loan Instruments is executed as of the date first hereinabove written.

LENDER:	GUARANTY BANK,
a federal savings bank organized and existing
under the laws of the United States

	By:	/s/ Kara P. Van Duzee
	Name:	Kara P. Van Duzee
	Title:	Vice President

BORROWER:	WILLIAM LYON HOMES, INC.,
a California corporation

	By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President

	By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

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William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “A”

AGREEMENT FOR FIRST MODIFICATION OF AMENDED AND RESTATED LOAN AGREEMENT,

DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Modifications)

Loan Instrument Modified		Modification
1.	Revolving Promissory Note	(i)	Facility Expiration Date. The Facility Expiration Date is hereby extended to May 3, 2009.

		(ii)	Definitions.

		A.	New Definition. The following language shall be added immediately before the “Base Interest Rate” definition:

““Average Deposit Balance”: The average daily balance of funds maintained in Borrower’s deposit account with Lender over a one-month period for purposes of determining the LIBOR Interest Rate Spread or Base Rate Spread, as applicable, measured monthly on a trailing basis.”

		B.	Base Interest Rate Definitions.

		1.	Base Interest Rate. The definition of “Base Interest Rate” is hereby amended to add the following language at the end of the definition:

“Notwithstanding the foregoing, in no event shall the Base Interest Rate be less than 5.50%.”

		2.	Base Rate Spread. The definition of “Base Rate Spread” is hereby amended and restated as follows:

“Base Rate Spread”: The percentage rate to be added to the Base Rate to determine the Base Interest Rate, calculated as follows:

Average Deposit Balance	Base Rate Spread
Greater than or equal to $10,000,000.00	0.00%

Greater than or equal to $5,000,000.00, and less than $10,000,000.00	0.75%

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Greater than or equal to $2,500,000.00, and less than $5,000,000.00	1.00%

Less than $2,500,000.00	1.50%

C.	New LIBOR Interest Rate Definitions. The definitions of “Euro-Dollar Amount”, “Euro-Dollar Business Day”, “Euro-Dollar Interest Rate” and “Euro-Dollar Interest Rate Spread” are hereby deleted in their entirety and replaced with the following:

““LIBOR Amount”: Each portion of the Principal Amount bearing interest at the applicable LIBOR Interest Rate pursuant to a LIBOR Rate Request. There shall be no more than three (3) portions of the Principal Amount bearing interest at an applicable LIBOR Interest Rate outstanding at any time.

“LIBOR Business Day”: Any day on which commercial banks are open for domestic and international business (including dealings in U.S. Dollar deposits) in New York City and Dallas, Texas.

“LIBOR Interest Rate”: With respect to any LIBOR Amount, the rate per annum (expressed as a percentage) determined by Lender to be equal to the sum of (a) the quotient of the LIBOR Rate for the applicable LIBOR Amount and the applicable Interest Period, divided by (1 minus the applicable Reserve Requirement), rounded up to the nearest 1/100 of 1%, plus (b) the applicable Assessments, plus (c) the applicable LIBOR Interest Rate Spread. Notwithstanding the foregoing, in no event shall the Euro-Dollar Interest Rate be less than 5.50%.

“LIBOR Interest Rate Spread”: The percentage rate to be added to the LIBOR Rate to determine the LIBOR Interest Rate, calculated as follows, and effective as of the first (1st) day of each month:

Average Deposit Balance	LIBOR Interest Rate Spread
Greater than or equal to $10,000,000.00	3.00%

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Greater than or equal to $5,000,000.00, and less than $10,000,000.00	3.50%

Greater than or equal to $2,500,000.00, and less than $5,000,000.00	4.00%

Less than $2,500,000.00	4.50%

In connection with the foregoing, all references to (i) (1) “Euro-Dollar Amount”, (2) “Euro-Dollar Business Day”, (3) “Euro-Dollar Interest Rate”, (4) “Euro-Dollar Interest Rate Spread”, (5) “Euro-Dollar Rate”, (6) “Euro-Dollar Rate Request”, (7) “Euro-Dollar Rate Request Amount”, and (8) “Euro-Dollar Reference Source”, are hereby deleted and replaced with (ii) (1) “LIBOR Amount”, (2) “LIBOR Business Day”, (3) “LIBOR Interest Rate”, (4) “LIBOR Interest Rate Spread”, (5) “LIBOR Rate”, (6) “LIBOR Rate Request”, (7) “LIBOR Rate Request Amount”, and (8) “LIBOR Reference Source”, respectively.

D.	Extension Option. The following is hereby added as a new paragraph following the last paragraph of the Note:

“Extension Option. The Facility Expiration Date may be extended (and such later date shall be the “Facility Expiration Date” for purposes of this Note) on the following terms and conditions:

a. Subject to Lender’s receipt of written request therefor from Borrower, delivered not later than thirty (30) days prior to the original Facility Expiration Date, Borrower may request one (1) extension of the Facility Expiration Date from Lender. Such request shall be accompanied by current Financial Statements of Borrower and all Guarantor(s), if requested by Lender.

b. Upon such request from Borrower, Lender may, in its sole discretion, extend the Facility Expiration Date to December 3, 2009, provided that each of the following conditions is satisfied as of the then-applicable Facility Expiration Date:

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i. There shall exist no act, event or condition which would, with or without the giving of notice, the passage of time or both, constitute an Event of Default hereunder.

ii. There shall exist no adverse change in Borrower’s or any Guarantor’s financial condition as compared to the date of this Note, as determined by Lender in its reasonable discretion.”

2.	Loan Agreement	(i)	Paragraph 19 – Fees and Expenses. Clause (b) of Paragraph 19 is hereby amended and restated as follows:

“(b) an annual non-refundable Loan Facility Fee to Lender of thirty-five hundredths of one percent (0.35%) of the committed amount of the Loan each calendar year during the term (or extended term if permitted by Lender) of the Loan, payable quarterly in arrears at the rate of 0.875% per quarter,”

		(i)	Paragraph 23 – Letters of Credit. Paragraph 23 is hereby deleted in its entirety.

3.	Exhibit “A” to Loan Agreement	(i)	Lot/Residence Limitation – Paragraph 4.

		A.	Residences - Paragraph 4(A)(i). Paragraph 4(A)(i) is hereby amended and restated as follows:

“A. Residences.

(i) Maximum number of Residences at any one time in all Approved Subdivisions:

Two hundred (200)”

		B.	Spec Residences - Paragraph 4(B)(ii). Paragraph 4(B)(ii) is hereby amended and restated as follows:

“(ii) Maximum number of Specs at any one time in all Approved Subdivisions:

Sixty (60)”

		C.	Maximum Loan Allocations - Paragraph 4(E)(i). Paragraph 4(E)(i) is hereby amended and restated as follows:

Subdivisions	Loan Amount Per Approved Subdivision	Maximum for All Approved
“For Finished Lots and Actively Developed:	$10,000,000	$10,000,000”

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(ii) Financial Statements and Tax Return Requirements – Paragraph 12. The following paragraph is hereby added immediately after the last paragraph:

“Quarterly: Borrower shall deliver and cause Guarantor to deliver to Lender cash flow projections for at least the next six (6) months, within 30 days after the end of each quarter.”

(iii) Additional Loan Covenants – Paragraph 16. Paragraph 16 is hereby amended and restated as follows:

“ADDITIONAL LOAN COVENANTS Paragraph 15 of the Loan Agreement.

Borrower shall fully perform and satisfy, or caused to be fully performed and satisfied, the following “Additional Loan Covenants”:

A. Borrower covenants and agrees not to permit the occurrence of any material adverse change in the financial condition of Borrower.

B. The Tangible Net Worth of Guarantor, at all times shall be not less than NINETY MILLION DOLLARS ($90,000,000.00).

C. Guarantor shall maintain a ratio of total liabilities to Tangible Net Worth of not more than 4.0 to 1 on a quarterly basis; provided, however, such ratio requirement shall be waived for all quarters through the quarter ending December 31, 2009.

D. Guarantor shall maintain a minimum liquidity of THIRTY MILLION DOLLARS ($30,000,000.00). For purposes of the foregoing covenant, “liquidity” shall mean and include certified available funds from lenders, amounts due from title companies for escrow closings in the ordinary course, marketable securities and unrestricted cash.

E. Guarantor shall at all times maintain a limitation on investments in joint ventures of twenty-five percent (25%) of Guarantor’s Tangible Net Worth.

F. William Lyon and William H. Lyon

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shall maintain a combined ownership of at least forty percent (40%) of the outstanding stock of Guarantor.

G. Guarantor shall be profitable, as measured on a semi-annual basis. Notwithstanding the foregoing, the profitability covenant shall be waived for the fiscal years ending December 31, 2008 and December 31, 2009.

H. Neither Borrower nor any Guarantor shall make any equity distributions or dividends to any shareholders, except solely for the purpose of paying taxes and assessments.

I. Borrower shall not enter into any agreement with any existing or future lender (other than Residential Funding Corporation), for a loan that has the effect of establishing financial covenants that are more restrictive on Borrower, Guarantor or any of their affiliates or are otherwise more favorable to such lender (the “Additional Lender Rights”) than the financial covenants under the Loan Instruments. Borrower shall immediately give written notice to Lender of any offer received from any existing or future lender to enter into any agreement that provides for Additional Lender Rights.

Tangible Net Worth is defined as the Generally Accepted Accounting Principles (“GAAP”) determination of net worth minus intangible assets. All other accounting terms used herein above shall have the meanings commonly ascribed to them under GAAP.

Any failure to comply with the covenants of this Paragraph 16 shall constitute an automatic Event of Default, without the benefit of any notice or cure periods.”

(iv) Loan Reductions – Paragraph 19. Paragraph 19 is hereby amended and restated as follows:

“LOAN REDUCTIONS Introductory Paragraph of Loan Agreement.

Effective as of the date of the closing of the First Modification, the Loan Amount shall be reduced to FORTY MILLION DOLLARS ($40,000,000.00), and

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aggregate Loan Allocations shall not exceed FORTY MILLION DOLLARS ($40,000,000.00).

Effective as of May 3, 2009, the Loan Amount shall be reduced to THIRTY MILLION DOLLARS ($30,000,000.00), and aggregate Loan Allocations shall not exceed THIRTY MILLION DOLLARS ($30,000,000.00).

Pursuant to Paragraph 8 of the Loan Agreement, Borrower shall pay down the principal balance as required in order to reduce such balance to the Loan Amount and comply with the maximum Loan Allocation restrictions on or prior to the dates that the Loan Amounts and maximum Loan Allocations are reduced. Such required pay down shall include any payment of any amounts necessary on or before the Effective Date in order to repay amounts under the Prior Loan Agreement, which payment shall be a condition to closing under the Loan Agreement.”

(v)	Restrictions on Availability - Paragraph 20. The last sentence of Paragraph 20 is hereby amended and restated as follows:

“For purposes hereof, “Other Loan” means, collectively, any other loan or loans which may hereafter extended by Lender to Borrower, provided that in no event shall the aggregate maximum principal amount of such loan or loans exceed TEN MILLION DOLLARS ($10,000,000.00).

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William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “B”

AGREEMENT FOR FIRST MODIFICATION OF AMENDED AND RESTATED LOAN AGREEMENT,

DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Other Conditions to Modifications)

1.	Legal Fees. Borrower shall pay all legal fees and costs incurred by Lender in connection with the preparation and negotiation of this Modification.

2.	Title Endorsements/Recording Fees. Borrower shall pay all title charges and recording fees and costs incurred by Lender in connection with the requirements of Paragraphs 2(a) and 2(b) of this Modification. The Recordation of the Memorandum against each Property that is subject to a Deed of Trust.

3.	Consent of Guarantor(s). Guarantors of the Loan shall execute and deliver the attached Consent of Guarantor to Lender and the attached Consent to the Memorandum hereof described in Paragraph 2(d) of this Modification (suitable for recording).

4.	Consent of Junior Lienholder(s). If indicated on the attached Exhibit “C” or otherwise required by Lender, Junior Lienholders shall execute and deliver the attached Consent of Junior Lienholder and the attached Consent to the Memorandum hereof described in Paragraph 2(d) of this Modification (suitable for recording).

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William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR FIRST MODIFICATION OF AMENDED AND RESTATED LOAN AGREEMENT,

DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF GUARANTOR

The undersigned Guarantor confirms its guaranties of Borrower’s obligations to, and indemnities in favor of, Lender under the Loan Agreement and the other Loan Instruments referenced in, and as modified by the foregoing Modification and Memorandum described therein, and consents to and accepts the foregoing modifications.

GUARANTOR:	WILLIAM LYON HOMES,
a Delaware corporation

	By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President

	By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

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William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR FIRST MODIFICATION OF AMENDED AND RESTATED LOAN AGREEMENT,

DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position (subject to all of the terms of the following Subordination and Intercreditor Agreement between Lender and Junior Lienholder), Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Memorandum and the Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreement, which Agreement remains in effect:

A)	Whitney Ranch: (1161) dated November 8, 2004 and recorded in the Official Records of Placer County, California on December 30, 2004 as Instrument No 2004-0175176.

JUNIOR LIENHOLDER:	SUNSET RANCHOS INVESTORS, LLC,
a Delaware limited liability company, dba
Whitney Ranch Associates

	By:	/s/ illegible
Name:
	Its:	Authorized Representative

	By:	/s/ illegible
Name:
	Its:	Authorized Representative

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William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR FIRST MODIFICATION OF AMENDED AND RESTATED LOAN AGREEMENT,

DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations (subject to all of the terms of the following Subordination and Intercreditor Agreement between Lender and Junior Lienholder) to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Memorandum and the Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination and Intercreditor Agreement, which Agreement remains in effect:

A)	Three Sixty° @ South Bay - The Flats: (2360) dated June 20, 2007 and recorded in the Official Records of Los Angeles County, California on July 9, 2007 as Instrument No. 2007-1620874.

JUNIOR LIENHOLDER:	SAMS VENTURE, LLC,
a Delaware limited liability company

By:
Name:
Title:

By:
Name:
Title:

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William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR FIRST MODIFICATION OF AMENDED AND RESTATED LOAN AGREEMENT,

DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations (subject to all of the terms of the following Subordination and Intercreditor Agreement between Lender and Junior Lienholder) to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Memorandum and the Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination and Intercreditor Agreement, which Agreement remains in effect:

A)	Acacia @ Lyon’s Gate: (1190) dated July 12, 2007 and recorded in the Official Records of Maricopa County, Arizona on July 20, 2007 as Instrument No. 2007-0826702.

JUNIOR LIENHOLDER:	WILLIAM LYON SOUTHWEST, INC.,
an Arizona corporation
dba WILLIAM LYON HOMES

	By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President

	By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

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William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR FIRST MODIFICATION OF AMENDED AND RESTATED LOAN AGREEMENT,

DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations (subject to all of the terms of the following Subordination Agreement between Lender and Junior Lienholder) to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Memorandum and the Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreement, which Agreement remains in effect:

A)	Sahara @ Lyon’s Gate: (1191) dated September 16, 2008 and recorded in the Official Records of Maricopa County, Arizona on September 26, 2008 as Instrument No. 2008-0833941.

JUNIOR LIENHOLDER:	WILLIAM LYON SOUTHWEST, INC.,
an Arizona corporation
dba WILLIAM LYON HOMES

	By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President

	By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

18	Agreement for First Modification